Exhibit 12.1


                         CONSENT OF INDEPENDENT AUDITORS


           We consent to the incorporation by reference in the Registration Statement on Form S-8 (Registration No. 333-10002), of our report dated March 4, 2003 with respect to the consolidated financial statements of Carmel Container Systems, Ltd. included in this Annual Report on Form 20-F for the year ended December 31, 2002.






                                      /s/  KOST, FORER and GABBAY
                                      -----------------------------------------
                                      KOST, FORER and GABBAY
                                      A member of Ernst & Young International

Tel-Aviv, Israel
June 20, 2003